Exhibit 13.2

Certification of the Principal Financial Officer pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATIONS

In connection with the annual report of RELIEF THERAPEUTICS Holding SA (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeremy Meinen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2024

By:	/s/ Jeremy Meinen
Jeremy Meinen
Chief Financial Officer
(Principal Financial Officer)